Exhibit 99

FOR IMMEDIATE RELEASE

Investor / Media Contact

Maria Duey

Vice President – Investor Relations and Communications

313.792.5500

maria_duey@mascohq.com

MASCO CORPORATION REPORTS

2011 RESULTS

2011 Full-Year Commentary

•	At $7.5 billion, net sales were relatively flat compared to 2010.

•	Results for key financial measures, as adjusted for certain items (see Exhibit A) and with a normalized tax rate of 36 percent, compared to the full-year of 2010 were as follows:

•	Gross profit margins were 25.1 percent compared to 26.7 percent

•	Operating profit margins were 4.4 percent compared to 5.9 percent

•	Income from continuing operations was $.02 per common share compared to $.23 per common share

•	Loss from continuing operations, as reported was $(1.34) per common share compared to $(2.94) per common share in 2010.

•	We recorded an impairment charge for goodwill and other intangible assets which reduced our reported earnings by $(.96) per common share for the full-year and fourth quarter of 2011.

•	Working capital as a percent of sales improved to 12.2 percent at December 31, 2011, compared to 13.4 percent at December 31, 2010.

•	Free cash flow (cash from operations, less capital expenditures, before dividends) was approximately $71 million.

•	We ended 2011 with approximately $1.7 billion of cash.

Taylor, Mich., (February 13, 2012) — Masco Corporation (NYSE: MAS) today reported that net sales from continuing operations for the year ended December 31, 2011 at $7.5 billion were relatively flat, compared to 2010. North American sales decreased three percent and International sales increased eight percent compared to 2010. In local currencies, International sales increased three percent compared with 2010.

Income from continuing operations was $.02 per common share and $.23 per common share for 2011 and 2010, respectively, excluding the items in Exhibit A and with a normalized tax rate of 36 percent. Including these items, loss from continuing operations, as reported was $(1.34) per common share and $(2.94) per common share for the years ended December 31, 2011 and 2010, respectively.

“Our performance in 2011 was challenged by commodity cost volatility, a competitive retail environment, a flat housing environment in North America and difficult economic conditions in Europe” said Masco’s President and CEO, Tim Wadhams. “Despite these headwinds, we continued to: strengthen our leading brand positions, including the introduction of new products and programs; improve our cost structure and productivity; invest in future growth opportunities and improve our working capital management.”

1

2011 marked the completion of our major rationalization activities, including business consolidations, plant closures, headcount reductions, system implementations and other initiatives. During 2011 and 2010, we incurred costs and charges of $121 million pre-tax ($.22 per common share, after tax) and $208 million pre-tax ($.38 per common share, after tax), respectively, related to these initiatives. “We believe these actions have better positioned our businesses for the current environment and have improved our leverage to a housing recovery,” said Mr. Wadhams.

In the fourth quarter of 2011, we recorded non-cash, pre-tax impairment charges for goodwill and other intangible assets of $494 million ($.96 per common share, after tax). The impairment charge for goodwill and other intangible assets is primarily related to our North American window business in our Other Specialty Products segment.

In the fourth quarter of 2010, we recorded non-cash, pre-tax impairment charges for goodwill and other intangible assets of $698 million ($1.68 per common share, after tax).

We recently successfully amended our revolving credit facility to reflect the impact of our impairment charges in 2011 for goodwill and other intangible assets and the valuation allowance for our deferred tax assets on our net worth. We currently have borrowing capacity of approximately $630 million available under the revolving credit facility.

Fourth Quarter 2011

2011 Fourth Quarter Commentary

•	Sales increased one percent to over $1.7 billion

•	Results for key financial measures, as adjusted for certain items (see Exhibit B) and with a normalized tax rate of 36 percent, compared to the fourth quarter of 2010 were as follows:

•	Gross profit margins were 21.9 percent compared to 23.5 percent

•	Operating profit margins were 1.6 percent compared to 1.9 percent

•	Loss from continuing operations was $(.09) per common share compared to $(.08) per common share

•	Loss from continuing operations, as reported was $(1.42) per common share compared to $(2.92) per common share in the fourth quarter of 2010

Fourth quarter 2011 net sales from continuing operations increased one percent, to over $1.7 billion compared with $1.7 billion for the fourth quarter of 2010. North American sales increased two percent and International sales decreased one percent. In local currencies, International sales were flat compared with the fourth quarter of 2010.

Loss from continuing operations was $(.09) per common share and $(.08) per common share, for the fourth quarters of 2011 and 2010, respectively, excluding the items in Exhibit B and with a normalized tax rate of 36 percent. Including these items, loss from continuing operations, as reported, was $(1.42) per common share in the fourth quarter of 2011 compared to $(2.92) per common share in the fourth quarter of 2010.

During the fourth quarters of 2011 and 2010, we incurred business rationalization costs and charges of $61 million pre-tax ($.11 per common share, after tax) and $104 million pre-tax ($.19 per common share, after tax), respectively.

2

Outlook 2012

“While 2011 was a difficult year, we head into 2012 with cautious optimism. The major restructuring activities impacting our Installation segment and our North American cabinet operations are behind us and those businesses experienced improving operational trends in the fourth quarter. While our efforts to reduce costs and increase revenues did not improve performance as quickly as we anticipated in 2011, we firmly believe that these actions will drive significant improvement in 2012, even if we see no improvement in the housing markets. In cabinetry, we have taken significant actions to drive improvement both in North America and Europe, but do remain concerned about general economic conditions in the UK and Europe” said Mr. Wadhams.

“We are focused on achieving our 2012 strategic initiatives, which include leveraging our brands, reducing our costs, improving our Installation and Cabinet segments and strengthening our balance sheet. We believe these initiatives, coupled with the actions we have taken over the past several years, should position us for improved results in 2012 even in a flat housing market, and continue to believe that we will outperform as the housing market recovers.”

Headquartered in Taylor, Michigan, Masco Corporation is one of the world’s leading manufacturers of home improvement and building products, as well as a leading provider of services that include the installation of insulation and other building products.

The 2011 fourth quarter supplemental material, including a presentation in PDF format, will be distributed after the market closes on February 13, 2012 and will be available on the Company’s Web site at www.masco.com.

A conference call regarding items contained in this release is scheduled for Tuesday, February 14, 2012 at 8:00 a.m. ET. Participants in the call are asked to register five to ten minutes prior to the scheduled start time by dialing (719) 325-2397 (confirmation #1748843). The conference call will be webcast simultaneously on the Company’s Web site at www.masco.com and supplemental material, including the financial data referred to on the call and a reconciliation of non-GAAP information provided on the call, will also be available on the Web site.

A replay of the call will be available on Masco’s Web site or by phone by dialing (719) 457-0820 (replay access code #1748843) approximately two hours after the end of the call and will continue through February 21, 2012.

3

Masco Corporation’s press releases and other information are available through the Company’s toll free number, 1-888-MAS-NEWS, or under the Investor Relations section of Masco’s Web site at www.masco.com.

Statements contained in this press release that reflect our views about our future performance constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “believe,” “anticipate,” “appear,” “may,” “will,” “should,” “intend,” “plan,” “estimate,” “expect,” “assume,” “seek,” “forecast,” and similar references to future periods. These views involve risks and uncertainties that are difficult to predict and, accordingly, our actual results may differ materially from the results discussed in our forward-looking statements. We caution you against relying on any of these forward-looking statements. Our future performance may be affected by our reliance on new home construction and home improvement, our reliance on key customers, the cost and availability of raw materials, shifts in consumer preferences and purchasing practices, and our ability to achieve cost savings through restructuring and other initiatives. These and other factors are discussed in detail in Item 1A, “Risk Factors” in our most recent Annual Report on Form 10-K, as well as in our Quarterly Reports on Form 10-Q and in other filings we make with the Securities and Exchange Commission. Our forward-looking statements in this press release speak only as of the date of this press release. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. Unless required by law, we undertake no obligation to update publicly any forward-looking statements as a result of new information, future events or otherwise.

The Company believes that the non-GAAP performance measures and ratios that are contained herein, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States. Additional information about the Company is contained in the Company’s filings with the Securities and Exchange Commission and is available on Masco’s Web site at www.masco.com.

# # #

4

MASCO CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - UNAUDITED

For the Three Months and Twelve Months Ended December 31, 2011 and 2010

(In Millions, Except Per Common Share Data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2011	2010	2011	2010
Net sales	$1,738	$1,716	$7,467	$7,486
Cost of sales	1,406	1,407	5,683	5,653

Gross profit	332	309	1,784	1,833

Selling, general and administrative expenses	369	380	1,585	1,598

Impairment charges for goodwill and other intangible assets	494	698	494	698

Operating loss	(531)	(769)	(295)	(463)

Other income (expense), net	(62)	(55)	(177)	(278)

Loss before income taxes	(593)	(824)	(472)	(741)

Income tax (benefit) expense	(104)	187	(49)	240

Loss from continuing operations	(489)	(1,011)	(423)	(981)
Loss from discontinued operations, net	(79)	(14)	(110)	(21)

Net loss	(568)	(1,025)	(533)	(1,002)

Less: Net income attributable to non-controlling interest	5	9	42	41

Net loss attributable to Masco Corporation	$(573)	$(1,034)	$(575)	$(1,043)

Loss per common share attributable to Masco Corporation (diluted):
Loss from continuing operations	$(1.42)	$(2.92)	$(1.34)	$(2.94)
Loss from discontinued operations, net	(0.23)	(0.04)	(0.32)	(0.06)

Net loss attributable to Masco Corporation	$(1.65)	$(2.96)	$(1.66)	$(3.00)

Average diluted common shares outstanding	348	349	348	349

Amounts attributable to Masco Corporation:
Loss from continuing operations	$(494)	$(1,020)	$(465)	$(1,022)
Loss from discontinued operations, net	(79)	(14)	(110)	(21)

Net loss	$(573)	$(1,034)	$(575)	$(1,043)

MASCO CORPORATION

Reconciliations - Exhibit A - UNAUDITED

For the Twelve Months Ended December 31, 2011 and 2010

(In Millions, Except Per Common Share Data)

Gross Profit and Operating Profit Reconciliations

	Twelve Months Ended
	December 31,
	2011	2010
Sales	$7,467	$7,486

Gross profit, as reported	$1,784	$1,833

Rationalization charges	91	166

Gross profit, as adjusted	$1,875	$1,999

Gross margin, as reported	23.9%	24.5%
Gross margin, as adjusted	25.1%	26.7%

Operating loss, as reported	$(295)	$(463)

Rationalization charges	121	208

Impairment of goodwill and other intangible assets	494	698

Litigation charge	9	—

Operating profit, as adjusted	$329	$443

Operating margin, as reported	-4.0%	-6.2%
Operating margin, as adjusted	4.4%	5.9%

Earnings Per Common Share Reconciliation

	Twelve Months Ended
	December 31,
	2011	2010

Loss before income taxes - as reported	$(472)	$(741)

Rationalization charges	121	208

Impairment of goodwill and other intangible assets	494	698

Litigation charge	9	—

(Gains) losses from financial investments	(73)	(9)

Impairment of financial investments	—	34

Income before income taxes - as adjusted	$79	$190

Tax at 36% rate	(28)	(68)

Less: Net income attributable to non-controlling interest	(42)	(41)

Net income - as adjusted	$9	$81

Earnings per common share - as adjusted	$0.02	$0.23

Shares outstanding	348	349

The Company believes that certain non-GAAP performance measures and ratios used in managing the business may provide additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States.

MASCO CORPORATION

Reconciliations - Exhibit B - UNAUDITED

For the Three Months Ended December 31, 2011 and 2010

(In Millions, Except Per Common Share Data)

Gross Profit and Operating Profit Reconciliations

	Three Months Ended
	December 31,
	2011	2010
Sales	$1,738	$1,716

Gross profit, as reported	$332	$309

Rationalization charges	48	95

Gross profit, as adjusted	$380	$404

Gross margin, as reported	19.1%	18.0%
Gross margin, as adjusted	21.9%	23.5%

Operating loss, as reported	$(531)	$(769)

Rationalization charges	61	104

Impairment of goodwill and other intangible assets	494	698

Litigation charge	3	—

Operating profit, as adjusted	$27	$33

Operating margin, as reported	-30.6%	-44.8%
Operating margin, as adjusted	1.6%	1.9%

Earnings Per Common Share Reconciliation

	Three Months Ended
	December 31,
	2011	2010
Loss before income taxes - as reported	$(593)	$(824)

Rationalization charges	61	104

Impairment of goodwill and other intangible assets	494	698

Litigation charge	3	—

(Gains) losses from financial investments	(4)	(11)

Impairment of financial investments	—	1

Loss before income taxes - as adjusted	$(39)	$(32)

Tax at 36% rate	14	12

Less: Net income attributable to non-controlling interest	(5)	(9)

Net loss - as adjusted	$(30)	$(29)

Loss per common share - as adjusted	$(0.09)	$(0.08)

Shares outstanding	348	349

The Company believes that certain non-GAAP performance measures and ratios used in managing the business may provide additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company's reported results under accounting principles generally accepted in the United States.

Masco Corporation

Key Financial Data As Reported - Unaudited

Q4 - 2011 and 2010

(In Millions, Except Earnings Per Share)

Sales & Earnings	12/31/2011	12/31/2010	Change
Net Sales	$1,738	$1,716	1%
Operating (Loss)	$(531)	$(769)	N/A
Operating (Loss) % of Net Sales	-30.6%	-44.8%	1,420	bps
Other Income (Expense), Net	$(62)	$(55)	$(7)
Income Tax (Benefit) Expense	$(104)	$187	N/A
(Loss) Attributable to Masco Corporation	$(494)	$(1,020)	N/A
Diluted EPS	$(1.42)	$(2.92)	N/A

Operating Expenses	12/31/2011	12/31/2010	Change
Cost of Sales	$1,406	$1,407	0%
Gross Margin	19.1%	18.0%	110	bps
SG&A Expenses (Including GCE)	$369	$380	-3%
SG&A as a % of net sales	21.2%	22.1%	90	bps
General Corporate Expense (GCE)	$23	$26	-12%
General Corp Expense as a % of net sales	1.3%	1.5%	20	bps

Business Segments	12/31/2011	12/31/2010	Change
Cabinets and Related Products:
Net Sales	$287	$304	-6%
Operating (Loss)	$(95)	$(137)	N/A
Operating Loss % of Net Sales	-33.1%	-45.1%	1,200	bps
Plumbing Products:
Net Sales	$674	$661	2%
Operating Profit	$52	$64	N/A
Operating Profit % of Net Sales	7.7%	9.7%	(200	)bps
Installation and Other Services:
Net Sales	$285	$254	12%
Operating (Loss)	$(8)	$(718)	N/A
Operating Loss % of Net Sales	-2.8%	-282.7%	N/A	bps
Decorative Architectural Products:
Net Sales	$348	$336	4%
Operating (Loss) Profit	$(51)	$45	N/A
Operating (Loss) Profit % of Net Sales	-14.7%	13.4%	N/A	bps
Other Specialty Products:
Net Sales	$144	$161	-11%
Operating (Loss) Profit	$(403)	$3	N/A
Operating Profit % of Net Sales	-279.9%	1.9%	N/A	bps

Total Segment Reported:
Net Sales	$1,738	$1,716	1%
Operating (Loss)	$(505)	$(743)	N/A
Operating (Loss) % of Net Sales	-29.1%	-43.3%	1,420	bps

Business Regions	12/31/2011	12/31/2010	Change
North America
Net Sales	$1,320	$1,293	2%
Operating (Loss)	$(459)	$(771)	N/A
Operating (Loss) % of Net Sales	-34.8%	-59.6%	2,480	bps
International, principally Europe
Net Sales	$418	$423	-1%
Operating (Loss) Profit	$(46)	$28	N/A
Operating (Loss) Profit % of Net Sales	-11.0%	6.6%	(1,760	)bps

Masco Corporation

Key Financial Data As Reported - Unaudited

Year-to-date December 31, 2011 and 2010

(In Millions, Except Earnings Per Share)

Sales & Earnings	12/31/2011	12/31/2010	Change
Net Sales	$7,467	$7,486	0%
Operating (Loss)	$(295)	$(463)	N/A
Operating (Loss) % of Net Sales	-4.0%	-6.2%	220	bps
Other Income (Expense), Net	$(177)	$(278)	$101
Income Tax (Benefit) Expense	$(49)	$240	N/A
(Loss) Attributable to Masco Corporation	$(465)	$(1,022)	N/A
Diluted EPS	$(1.34)	$(2.94)	N/A

Operating Expenses	12/31/2011	12/31/2010	Change
Cost of Sales	$5,683	$5,653	1%
Gross Margin	23.9%	24.5%	(60	)bps
SG&A Expenses (Including GCE)	$1,585	$1,598	-1%
SG&A as a % of net sales	21.2%	21.3%	10	bps
General Corporate Expense (GCE)	$118	$110	7%
General Corp Expense as a % of net sales	1.6%	1.5%	(10	)bps

Business Segments	12/31/2011	12/31/2010	Change
Cabinets and Related Products:
Net Sales	$1,231	$1,464	-16%
Operating (Loss)	$(206)	$(250)	N/A
Operating Loss % of Net Sales	-16.7%	-17.1%	40	bps
Plumbing Products:
Net Sales	$2,913	$2,692	8%
Operating Profit	$322	$331	N/A
Operating Profit % of Net Sales	11.1%	12.3%	(120	)bps
Installation and Other Services:
Net Sales	$1,077	$1,041	3%
Operating (Loss)	$(79)	$(798)	N/A
Operating Loss % of Net Sales	-7.3%	-76.7%	N/A	bps
Decorative Architectural Products:
Net Sales	$1,670	$1,693	-1%
Operating Profit	$196	$345	N/A
Operating Profit % of Net Sales	11.7%	20.4%	N/A	bps
Other Specialty Products:
Net Sales	$576	$596	-3%
Operating (Loss) Profit	$(401)	$19	N/A
Operating (Loss) Profit % of Net Sales	-69.6%	3.2%	N/A	bps

Total Segment Reported:
Net Sales	$7,467	$7,486	0%
Operating (Loss)	$(168)	$(353)	N/A
Operating (Loss) % of Net Sales	-2.2%	-4.7%	250	bps

Masco Corporation

Key Financial Data As Reported - Unaudited

Year-to-date December 31, 2011 and 2010

(In Millions, Except Earnings Per Share)

Business Regions	12/31/2011	12/31/2010	Change
North America
Net Sales	$5,669	$5,823	-3%
Operating (Loss)	$(259)	$(507)	N/A
Operating (Loss) % of Net Sales	-4.6%	-8.7%	410	bps
International, principally Europe
Net Sales	$1,798	$1,663	8%
Operating Profit	$91	$154	N/A
Operating Profit % of Net Sales	5.1%	9.3%	(420	)bps

Working Capital	12/31/2011	12/31/2010
Receivable Days	47	47	—
Inventory Days	52	49	3
Payable Days	63	51	12
Working Capital (Receivables+Inventory-Payables)	$913	$1,018	-10%
Working Capital as a % of Sales (As Reported TTM1)	12.2%	13.4%	(120	)bps

Other	12/31/2011	12/31/2010
Dividend Payments	$107	$108
Cash Paid for Share Repurchases[2]	$30	$45
Common Shares Repurchased[2]	2	3
CAPEX	$151	$137
Depreciation and Amortization	$263	$279
Average diluted common shares outstanding	348	349

Balance Sheet Information
Long-Term Debt	$3,222	$4,032
Notes Payable	$803	$66
Total Debt	$4,025	$4,098
Shareholders’ Equity	$742	$1,582
Debt to Capital	84%	72%
Cash	$1,656	$1,715

1 - Trailing Twelve Months

2 - Common shares were repurchased to offset the effect of stock award grants in the first quarters of 2011 and 2010.

Masco Corporation - 4th Quarter 2011

Page

1	Condensed Consolidated Statements of Operations - 2011 & 2010 by Quarter - Unaudited

2	Notes to Condensed Consolidated Statements of Operations - 2011 & 2010 by Quarter - Unaudited

3	2011 Quarterly Segment Data Excluding Costs and Charges for Business Rationalizations and Other Initiatives and Impairment Charges for Goodwill and Other Intangible Assets - Unaudited

4	2011 Quarterly Segment Data Including Costs and Charges for Business Rationalizations and Other Initiatives and Impairment Charges for Goodwill and Other Intangible Assets - Unaudited

5	2011 Costs and Charges for Business Rationalizations and Other Initiatives and Impairment Charges for Goodwill and Other Intangible Assets - Unaudited

6	2010 Quarterly Segment Data Excluding Costs and Charges for Business Rationalizations and Other Initiatives and Impairment Charges for Goodwill and Other Intangible Assets - Unaudited

7	2010 Quarterly Segment Data Including Costs and Charges for Business Rationalizations and Other Initiatives and Impairment Charges for Goodwill and Other Intangible Assets - Unaudited

8	2010 Costs and Charges for Business Rationalizations and Other Initiatives and Impairment Charges for Goodwill and Other Intangible Assets - Unaudited

9	Other Income (Expense), Net - 2011 & 2010 by Quarter - Unaudited

10	Condensed Consolidated Balance Sheets - Unaudited

GAAP Reconciliations:

11	Sales Growth Excluding the Effect of Acquisitions and Currency Translation - Unaudited

12	Operating Profit and Margins - Unaudited

Index

MASCO CORPORATION

Condensed Consolidated Statements of Operations

2011 & 2010 - by Quarter - Unaudited

(dollars in millions, except per share data)

		2011					2010
		Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1

	Net Sales	$7,467	$1,738	$1,978	$1,998	$1,753	$7,486	$1,716	$1,933	$2,018	$1,819

	Cost of Sales	5,683	1,406	1,483	1,466	1,328	5,653	1,407	1,441	1,475	1,330

	Gross Profit	1,784	332	495	532	425	1,833	309	492	543	489
	(Gross Margin as a % of Sales)	23.9%	19.1%	25.0%	26.6%	24.2%	24.5%	18.0%	25.5%	26.9%	26.9%
	SG&A Expense (before lines 1, 2, 3)	1,458	343	353	395	367	1,488	354	360	394	380
	(S,G&A Expense as a % of Sales)	19.5%	19.7%	17.8%	19.8%	20.9%	19.9%	20.6%	18.6%	19.5%	20.9%
	Operating Profit (before lines 1, 2, 3)	326	(11)	142	137	58	345	(45)	132	149	109
	(Operating Margin as a % of Sales)	4.4%	-0.6%	7.2%	6.9%	3.3%	4.6%	-2.6%	6.8%	7.4%	6.0%
1	General Corporate Expense (GCE), Net	118	23	27	36	32	110	26	27	27	30
	S,G&A Expense as a % of Sales (including lines 1, 2, 3)	27.7%	49.5%	19.3%	21.8%	22.8%	30.7%	62.8%	20.0%	20.9%	22.5%
2	Charge for Litigation Settlement	9	3	1	5	—	—	—	—	—	—
3	Impairment Charges for Goodwill and Other Intangible Assets	494	494	—	—	—	698	698	—	—	—

	Operating (Loss) Profit per F/S	$(295)	$(531)	$114	$96	$26	$(463)	$(769)	$105	$122	$79

	(Loss) Income Per Common Share Attributable to
	Masco Corporation (Diluted):

	Net (Loss) Income	$(1.66)	$(1.65)	$0.10	$0.02	$(0.13)	$(3.00)	$(2.96)	$(0.02)	$(0.01)	$(0.02)

Please see page 2 for Notes.

MASCO CORPORATION

Notes To Condensed Consolidated Statements of Operations

2011 & 2010 - by Quarter - Unaudited

Notes:

•	Data exclude discontinued operations.

•	Operating results for the fourth quarter of 2011 include non-cash impairment charges for goodwill and other intangible assets of $494 million pre-tax ($.96 per common share, after tax).

•

Operating results for the first, second, third and fourth quarters of 2011 include costs and charges related to business rationalizations and other initiatives of $32 million pre-tax ($.06 per common share, after tax), $15 million pre-tax ($.03 per common share, after tax), $13 million pre-tax ($.02 per common share, after tax) and $61 million pre-tax ($.11 per common share, after tax), respectively.

•

Operating results for the second, third and fourth quarters of 2011 include mark-to-market gains (losses) on metal commodity hedges of ($1) million pre-tax, ($10) million pre-tax ($.02 per common share, after tax) and $4 million pre-tax ($.01 per common share, after tax), respectively.

•

Operating results for the second, third and fourth quarters of 2011 include litigation settlement expenses of $5 million pre-tax ($0.1 per common share, after tax), $1 million pre-tax and $3 million pre-tax ($.01 per common share, after tax), respectively.

•

Net income (loss) for the first, second, third and fourth quarters of 2011 include income from financial investments of $17 million pre-tax ($.03 per common share, after tax), $33 million pre-tax ($.06 per common share, after tax), $19 million pre-tax ($.03 per common share, after tax) and $4 million pre-tax ($.01 per common share, after tax), respectively.

•	Operating results for the fourth quarter of 2010 include non-cash impairment charges for goodwill and other intangible assets of $698 million pre-tax ($1.68 per common share, after tax).

•

Operating results for the first, second, third and fourth quarters of 2010 include costs and charges related to business rationalizations and other initiatives of $14 million pre-tax ($.03 per common share, after tax), $51 million pre-tax ($.09 per common share, after tax), $39 million pre-tax ($.07 per common share, after tax) and $104 million pre-tax ($.19 per common share, after tax), respectively.

•

Operating results for the first, second, third and fourth quarters of 2010 include mark-to-market gains (losses) on metal commodity hedges of $1 million pre-tax, ($2) million pre-tax, $4 million pre-tax ($.01 per common share, after tax), and $4 million pre-tax ($.01 per common share, after tax).

•

Net income (loss) for the second and fourth quarters of 2010 include non-cash impairment charges for financial investments of $33 million pre-tax ($.06 per common share, after tax) and $1 million pre-tax respectively.

•

Net income (loss) for the second, third and fourth quarters of 2010 include income (loss) from financial investments of $1 million pre-tax, ($3) million pre-tax ($.01 per common share, after tax) and $11 million pre-tax ($.02 per common share, after tax), respectively.

MASCO CORPORATION

Quarterly Segment Data - 2011

Excluding Costs and Charges for Business Rationalizations and Other Initiatives

and Impairment Charges for Goodwill and Other Intangible Assets - Unaudited

(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products	$1,231	$287	$307	$330	$307
- Plumbing Products	2,913	674	768	761	710
- Installation and Other Services	1,077	285	287	270	235
- Decorative Architectural Products	1,670	348	455	492	375
- Other Specialty Products	576	144	161	145	126

- Total	$7,467	$1,738	$1,978	$1,998	$1,753

- North America	$5,669	$1,320	$1,496	$1,539	$1,314
- International, principally Europe	1,798	418	482	459	439

- Total, as above	$7,467	$1,738	$1,978	$1,998	$1,753

Operating (Loss) Profit:
- Cabinets and Related Products	$(115)	$(38)	$(27)	$(21)	$(29)
- Plumbing Products	338	56	92	100	90
- Installation and Other Services	(71)	(6)	(13)	(19)	(33)
- Decorative Architectural Products	283	35	88	90	70
- Other Specialty Products	4	—	14	—	(10)

- Total	$439	$47	$154	$150	$88

- North America	$289	$35	$103	$105	$46
- International, principally Europe	150	12	51	45	42

- Total, as above	$439	$47	$154	$150	$88

General Corporate Expense (GCE), Net	110	20	26	34	30

Charge for Litigation Settlement	9	3	1	5	—

Operating (Loss) Profit (after GCE and Adjustments)	320	24	127	111	58

Other Income (Expense), Net	(177)	(62)	(41)	(32)	(42)

(Loss) Income before Income Taxes	$143	$(38)	$86	$79	$16

Margins:
- Cabinets and Related Products	-9.3%	-13.2%	-8.8%	-6.4%	-9.4%
- Plumbing Products	11.6%	8.3%	12.0%	13.1%	12.7%
- Installation and Other Services	-6.6%	-2.1%	-4.5%	-7.0%	-14.0%
- Decorative Architectural Products	16.9%	10.1%	19.3%	18.3%	18.7%
- Other Specialty Products	0.7%	0.0%	8.7%	0.0%	-7.9%
- Total	5.9%	2.7%	7.8%	7.5%	5.0%

- North America	5.1%	2.7%	6.9%	6.8%	3.5%
- International, principally Europe	8.3%	2.9%	10.6%	9.8%	9.6%
- Total, as above	5.9%	2.7%	7.8%	7.5%	5.0%

Notes:

•	Data exclude discontinued operations.

•	Operating (loss) profit and margins by segment and geographic area are before general corporate expense.

•	See 2011 Costs and Charges for Business Rationalizations and Other Initiatives - page 5.

MASCO CORPORATION

Quarterly Segment Data - 2011

Including Costs and Charges for Business Rationalizations and Other Initiatives

and Impairment Charges for Goodwill and Other Intangible Assets - Unaudited

(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products	$1,231	$287	$307	$330	$307
- Plumbing Products	2,913	674	768	761	710
- Installation and Other Services	1,077	285	287	270	235
- Decorative Architectural Products	1,670	348	455	492	375
- Other Specialty Products	576	144	161	145	126

- Total	$7,467	$1,738	$1,978	$1,998	$1,753

- North America	$5,669	$1,320	$1,496	$1,539	$1,314
- International, principally Europe	1,798	418	482	459	439

- Total, as above	$7,467	$1,738	$1,978	$1,998	$1,753

Operating (Loss) Profit:
- Cabinets and Related Products	$(206)	$(95)	$(34)	$(27)	$(50)
- Plumbing Products	322	52	91	95	84
- Installation and Other Services	(79)	(8)	(15)	(21)	(35)
- Decorative Architectural Products	196	(51)	88	90	69
- Other Specialty Products	(401)	(403)	12	—	(10)

- Total	$(168)	$(505)	$142	$137	$58

- North America	$(259)	$(459)	$92	$92	$16
- International, principally Europe	91	(46)	50	45	42

- Total, as above	$(168)	$(505)	$142	$137	$58

General Corporate Expense (GCE), Net	118	23	27	36	32

Charge for Litigation Settlement	9	3	1	5	—

Operating (Loss) Profit (after GCE and Adjustments)	(295)	(531)	114	96	26

Other Income (Expense), Net	(177)	(62)	(41)	(32)	(42)

(Loss) Income before Income Taxes	$(472)	$(593)	$73	$64	$(16)

Margins:
- Cabinets and Related Products	-16.7%	-33.1%	-11.1%	-8.2%	-16.3%
- Plumbing Products	11.1%	7.7%	11.8%	12.5%	11.8%
- Installation and Other Services	-7.3%	-2.8%	-5.2%	-7.8%	-14.9%
- Decorative Architectural Products	11.7%	-14.7%	19.3%	18.3%	18.4%
- Other Specialty Products	-69.6%	-279.9%	7.5%	0.0%	-7.9%
- Total	-2.2%	-29.1%	7.2%	6.9%	3.3%

- North America	-4.6%	-34.8%	6.1%	6.0%	1.2%
- International, principally Europe	5.1%	-11.0%	10.4%	9.8%	9.6%
- Total, as above	-2.2%	-29.1%	7.2%	6.9%	3.3%

Notes:

•	Data exclude discontinued operations.

•	Operating (loss) profit and margins by segment and geographic area are before general corporate expense.

•	See 2011 Costs and Charges for Business Rationalizations and Other Initiatives - page 5.

MASCO CORPORATION

Quarterly Segment Data - 2011

Costs and Charges for Business Rationalizations and Other Initiatives

and Impairment Charges for Goodwill and Other Intangible Assets - Unaudited

(in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Business Rationalizations & Other Initiatives
- Cabinets and Related Products	$47	$13	$7	$6	$21
- Plumbing Products	15	3	1	5	6
- Installation and Other Services	8	2	2	2	2
- Decorative Architectural Products	12	11	—	—	1
- Other Specialty Products	31	29	2	—	—

- Total	$113	$58	$12	$13	$30

- North America	$98	$44	$11	$13	$30
- International, principally Europe	15	14	1	—	—

- Total, as above	$113	$58	$12	$13	$30

General Corporate Expense (GCE), Net	8	3	1	2	2

- Total	$121	$61	$13	$15	$32

Goodwill and Other Intangible Assets Impairment
- Cabinets and Related Products	$44	$44	$—	$—	$—
- Plumbing Products	1	1	—	—	—
- Installation and Other Services	—	—	—	—	—
- Decorative Architectural Products	75	75	—	—	—
- Other Specialty Products	374	374	—	—	—

- Total	$494	$494	$—	$—	$—

- North America	$450	$450	$—	$—	$—
- International, principally Europe	44	44	—	—	—

- Total, as above	$494	$494	$—	$—	$—

Notes:

•	Data exclude discontinued operations.

•	Business rationalizations and other initiatives include costs and charges for business consolidations, plant closures, headcount reductions, system implementations and other initiatives.

MASCO CORPORATION

Quarterly Segment Data - 2010

Excluding Costs and Charges for Business Rationalizations and Other Initiatives

and Impairment Charges for Goodwill and Other Intangible Assets - Unaudited

(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products	$1,464	$304	$357	$400	$403
- Plumbing Products	2,692	661	686	682	663
- Installation and Other Services	1,041	254	268	279	240
- Decorative Architectural Products	1,693	336	463	505	389
- Other Specialty Products	596	161	159	152	124

- Total	$7,486	$1,716	$1,933	$2,018	$1,819

- North America	$5,823	$1,293	$1,504	$1,629	$1,397
- International, principally Europe	1,663	423	429	389	422

- Total, as above	$7,486	$1,716	$1,933	$2,018	$1,819

Operating (Loss) Profit:
- Cabinets and Related Products	$(71)	$(46)	$(27)	$6	$(4)
- Plumbing Products	347	70	100	92	85
- Installation and Other Services	(93)	(19)	(17)	(18)	(39)
- Decorative Architectural Products	350	50	104	109	87
- Other Specialty Products	19	3	11	11	(6)

- Total	$552	$58	$171	$200	$123

- North America	$386	$27	$119	$163	$77
- International, principally Europe	166	31	52	37	46

- Total, as above	$552	$58	$171	$200	$123

General Corporate Expense (GCE), Net	109	25	27	27	30

Operating Profit (after GCE and Adjustments)	443	33	144	173	93

Other Income (Expense), Net	(278)	(55)	(64)	(103)	(56)

(Loss) Income before Income Taxes	$165	$(22)	$80	$70	$37

Margins:
- Cabinets and Related Products	-4.8%	-15.1%	-7.6%	1.5%	-1.0%
- Plumbing Products	12.9%	10.6%	14.6%	13.5%	12.8%
- Installation and Other Services	-8.9%	-7.5%	-6.3%	-6.5%	-16.3%
- Decorative Architectural Products	20.7%	14.9%	22.5%	21.6%	22.4%
- Other Specialty Products	3.2%	1.9%	6.9%	7.2%	-4.8%
- Total	7.4%	3.4%	8.8%	9.9%	6.8%

- North America	6.6%	2.1%	7.9%	10.0%	5.5%
- International, principally Europe	10.0%	7.3%	12.1%	9.5%	10.9%
- Total, as above	7.4%	3.4%	8.8%	9.9%	6.8%

Notes:

•	Data exclude discontinued operations.

•	Operating (loss) profit and margins by segment and geographic area are before general corporate expense.

•	See 2010 Costs and Charges for Business Rationalizations and Other Initiatives - page 8.

MASCO CORPORATION

Quarterly Segment Data - 2010

Including Costs and Charges for Business Rationalizations and Other Initiatives

and Impairment Charges for Goodwill and Other Intangible Assets - Unaudited

(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products	$1,464	$304	$357	$400	$403
- Plumbing Products	2,692	661	686	682	663
- Installation and Other Services	1,041	254	268	279	240
- Decorative Architectural Products	1,693	336	463	505	389
- Other Specialty Products	596	161	159	152	124

- Total	$7,486	$1,716	$1,933	$2,018	$1,819

- North America	$5,823	$1,293	$1,504	$1,629	$1,397
- International, principally Europe	1,663	423	429	389	422

- Total, as above	$7,486	$1,716	$1,933	$2,018	$1,819

Operating (Loss) Profit:
- Cabinets and Related Products	$(250)	$(137)	$(61)	$(37)	$(15)
- Plumbing Products	331	64	97	86	84
- Installation and Other Services	(798)	(718)	(19)	(20)	(41)
- Decorative Architectural Products	345	45	104	109	87
- Other Specialty Products	19	3	11	11	(6)

- Total	$(353)	$(743)	$132	$149	$109

- North America	$(507)	$(771)	$82	$117	$65
- International, principally Europe	154	28	50	32	44

- Total, as above	$(353)	$(743)	$132	$149	$109

General Corporate Expense (GCE), Net	110	26	27	27	30

Operating (Loss) Profit (after GCE and Adjustments)	(463)	(769)	105	122	79

Other Income (Expense), Net	(278)	(55)	(64)	(103)	(56)

(Loss) Income before Income Taxes	$(741)	$(824)	$41	$19	$23

Margins:
- Cabinets and Related Products	-17.1%	-45.1%	-17.1%	-9.3%	-3.7%
- Plumbing Products	12.3%	9.7%	14.1%	12.6%	12.7%
- Installation and Other Services	-76.7%	-282.7%	-7.1%	-7.2%	-17.1%
- Decorative Architectural Products	20.4%	13.4%	22.5%	21.6%	22.4%
- Other Specialty Products	3.2%	1.9%	6.9%	7.2%	-4.8%
- Total	-4.7%	-43.3%	6.8%	7.4%	6.0%

- North America	-8.7%	-59.6%	5.5%	7.2%	4.7%
- International, principally Europe	9.3%	6.6%	11.7%	8.2%	10.4%
- Total, as above	-4.7%	-43.3%	6.8%	7.4%	6.0%

Notes:

•	Data exclude discontinued operations.

•	Operating (loss) profit and margins by segment and geographic area are before general corporate expense.

•	See 2010 Costs and Charges for Business Rationalizations and Other Initiatives - page 8.

MASCO CORPORATION

Quarterly Segment Data - 2010

Costs and Charges for Business Rationalizations and Other Initiatives

and Impairment Charges for Goodwill and Other Intangible Assets - Unaudited

(in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Business Rationalizations & Other Initiatives
- Cabinets and Related Products	$179	$91	$34	$43	$11
- Plumbing Products	15	5	3	6	1
- Installation and Other Services	8	2	2	2	2
- Decorative Architectural Products	5	5	—	—	—
- Other Specialty Products	—	—	—	—	—

- Total	$207	$103	$39	$51	$14

- North America	$195	$100	$37	$46	$12
- International, principally Europe	12	3	2	5	2

- Total, as above	$207	$103	$39	$51	$14

General Corporate Expense (GCE), Net	1	1	—	—	—

- Total	$208	$104	$39	$51	$14

Goodwill and Other Intangible Assets Impairment
- Cabinets and Related Products	$—	$—	$—	$—	$—
- Plumbing Products	1	1	—	—	—
- Installation and Other Services	697	697	—	—	—
- Decorative Architectural Products	—	—	—	—	—
- Other Specialty Products	—	—	—	—	—

- Total	$698	$698	$—	$—	$—

- North America	$698	$698	$—	$—	$—
- International, principally Europe	—	—	—	—	—

- Total, as above	$698	$698	$—	$—	$—

Notes:

•	Data exclude discontinued operations.

•	Business rationalizations and other initiatives include costs and charges for business consolidations, plant closures, headcount reductions, system implementations and other initiatives.

MASCO CORPORATION

Other Income (Expense), Net

2011 & 2010 - by Quarter - Unaudited

(in millions)

	2011					2010
	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1

Interest Expense	$(254)	$(64)	$(63)	$(64)	$(63)	$(251)	$(63)	$(63)	$(67)	$(58)

Income from Cash and Cash Investments	8	3	2	1	2	6	2	2	1	1

Other Interest Income	1	—	1	—	—	1	—	—	—	1

Realized Gains (Losses) from Financial Investments, Net	73	4	19	33	17	9	11	(3)	1	—

Impairment Charges for Financial Investments	—	—	—	—	—	(34)	(1)	—	(33)	—

Other, Net	(5)	(5)	—	(2)	2	(9)	(4)	—	(5)	—

Total Other Income (Expense), Net	$(177)	$(62)	$(41)	$(32)	$(42)	$(278)	$(55)	$(64)	$(103)	$(56)

Notes:

•	Data exclude discontinued operations.

•	Other, Net, in 2011 includes currency gains (losses) of $2 million, $(3) million, $1 million, and $(5) million for the first, second, third, and fourth quarters, respectively.

•	Other, Net, in 2010 includes currency (losses) gains of ($1) million, ($5) million, $4 million and $— for the first, second, third and fourth quarters, respectively.

MASCO CORPORATION

Condensed Consolidated Balance Sheets - Unaudited

(in millions)

	December 31,	December 31,
	2011	2010
Assets
Current Assets:
Cash and Cash Investments	$1,656	$1,715
Receivables	914	888
Inventories	769	732
Prepaid Expenses and Other	70	129
Assets held for sale	20	—

Total Current Assets	3,429	3,464
Property and Equipment, Net	1,567	1,737
Goodwill	1,891	2,383
Other Intangible Assets, Net	196	269
Other Assets	209	287
Assets Held for Sale	5	—

Total Assets	$7,297	$8,140

Liabilities
Current Liabilities:
Notes Payable	$803	$66
Accounts Payable	770	602
Accrued Liabilities	782	819
Liabilities Held for Sale	8	—

Total Current Liabilities	2,363	1,487
Long-Term Debt	3,222	4,032
Deferred Income Taxes and Other	970	1,039

Total Liabilities	6,555	6,558
Shareholders’ Equity	742	1,582

Total Liabilities and Shareholders’ Equity	$7,297	$8,140

MASCO CORPORATION

GAAP Reconciliation of Sales Growth

Excluding the Effect of Acquisitions and Currency Translation - Unaudited

(dollars in millions)

	Three Months Ended December 31,
	2011	2010	% r

Net Sales, As Reported	$1,738	$1,716	1%
- Acquisitions	—	—
- Currency Translation	4	—

Net Sales, Excluding Acquisitions and Currency Translation	$1,742	$1,716	2%

North America Net Sales, As Reported	$1,320	$1,293	2%
- Acquisitions	—	—
- Currency Translation	1	—

North America Net Sales, Excluding Acquisitions and Currency Translation	$1,321	$1,293	2%

International Net Sales, As Reported	$418	$423	-1%
- Acquisitions	—	—
- Currency Translation	3	—

International Net Sales, Excluding Acquisitions and Currency Translation	$421	$423	0%

	Twelve Months Ended December 31,
	2011	2010	% r

As Reported	$7,467	$7,486	0%
- Acquisitions	—	—
- Currency Translation	(88)	—

Net Sales, Excluding Acquisitions and Currency Translation	$7,379	$7,486	-1%

North America Net Sales, As Reported	$5,669	$5,823	-3%
- Acquisitions	—	—
- Currency Translation	(9)	—

North America Net Sales, Excluding Acquisitions and Currency Translation	$5,660	$5,823	-3%

International Net Sales, As Reported	$1,798	$1,663	8%
- Acquisitions	—	—
- Currency Translation	(79)	—

International Net Sales, Excluding Acquisitions and Currency Translation	$1,719	$1,663	3%

Notes:

•	Data exclude discontinued operations.

•

The Company presents information comparing results from one period to another excluding the results of businesses acquired in order to assess the performance of the underlying businesses and to assess to what extent acquisitions are impacting growth.

•

The Company also presents information comparing results of International operations from one period to another using constant exchange rates. Current period results for foreign entities are converted into U.S. dollars using the prior period’s exchange rates, rather than exchange rates for the current period. The Company presents this information to assess how the underlying businesses performed in local currencies before taking into account currency fluctuations.

•	The currency translation effect on North American net sales includes currency translation related to Canadian business units.

MASCO CORPORATION

GAAP Reconciliation of Operating Profit and Margins - Unaudited

(dollars in millions)

	Three Months Ended December 31,
	2011		2010
	$	Margin	$	Margin
Operating Loss, As Reported	$(531)	-30.6%	$(769)	-44.8%
Business Rationalizations and Other Initiatives	61		104
Impairment Charges for Goodwill and Other Intangible Assets	494		698
Charges for Litigation Settlements	3		—

Operating Profit, As Reconciled	$27	1.6%	$33	1.9%

	Twelve Months Ended December 31,
	2011		2010
	$	Margin	$	Margin
Operating Loss, As Reported	$(295)	-4.0%	$(463)	-6.2%
Business Rationalizations and Other Initiatives	121		208
Impairment Charges for Goodwill and Other Intangible Assets	494		698
Charges for Litigation Settlements	9		—

Operating Profit, As Reconciled	$329	4.4%	$443	5.9%

Notes:

•	Data exclude discontinued operations.

•

The Company believes that certain non-GAAP performance measures and ratios used in managing the business may provide additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States.